SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                          Date of Report: May 17, 2004
                       (Date of earliest event reported)


                             NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                     000-25831                          11-2208052
(State or other                (Commission                        (IRS Employer
 jurisdiction of                File Number)                      Identification
 incorporation)                                                       Number)


4002 Eisenhower Boulevard, Tampa, FL                                  33634
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code                (813) 286-8644


              ____________________________________________________
         (Former name or former address, if changed since last report.)

Item 12.        Results of Operations and Financial Condition

     On May 17, 2004, the Registrant issued a press release announcing the Registrant's financial results for the third quarter ended March 31, 2004. A copy of the Registrant's press release is attached as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NETWOLVES CORPORATION

                                          /s/ Peter C. Castle
                                          -------------------------------
                                          Peter C. Castle
                                          Vice President - Finance


Dated:   May 18, 2004

Exhibit
Number  Description
------  -----------

99      Press release dated May 17, 2004 issued by NetWolves Corporation